                                                                   EXHIBIT 10-34


                                COMMERCIAL LEASE

1.       PARTIES:

         CLEMATIS LLC, with a principal place of business at 411 Waverley Oaks Road, Suite 340, Waltham, MA, 02452, LESSOR, which expression shall include its heirs, successors, and assigns where the context so admits, does hereby lease to INTERLEUKIN GENETICS, INC., 135 Beaver Street, Waltham, MA, 02452, LESSEE, which expression shall include its successors, executors, administrators, and assigns where the context so admits, and the LESSEE hereby leases the following described premises:

2.       LEASED PREMISES:

         6,011 sq. ft. + / - on the third floor of 135 Beaver Street, Waltham, MA, 02452, together with the right to use in common, with others entitled thereto, the hallways, stairways, and elevators, necessary for access to said Leased Premises, and lavatories nearest thereto. See attached Exhibit A-1 and A-2 for layout of Administrative and Laboratory spaces, respectively.

3.       TERM:

         The Term of this lease shall be for five years commencing on July 1, 2001 or upon substantial completion of build out required per Exhibit A-1 and ending on June 30, 2006. If the Leased Premises are ready for occupancy on a date other than July 1, 2001, the rent will be adjusted on a daily prorated basis. The parties acknowledge that occupancy and use of the laboratory space per Exhibit A-2 may be delayed due to untimely availability of laboratory equipment. However, substantial completion of administrative space shall constitute substantial completion for purposes of LESSEE's obligations hereunder.

         In the event substantial completion, per Exhibit A-1, does not occur by August 1, 2001, LESSEE shall have right to cancel the Lease in which event all deposits shall be returned to LESSEE.

4.       RENT:

         A. BASE RENT:

         The LESSEE shall pay to the LESSOR Base Rent at the rate of $213,390.50 dollars per year, payable in advance in monthly installments of $17,782.54.

         B. ADDITIONAL RENT FOR AMORTIZATION:

         The LESSEE shall pay to LESSOR, as Additional Rent, $4,249.41 per month, which amortizes Tenant Improvements totaling an allowed $200,000, over sixty months, at 10% interest.

         C. FIRST MONTH RENT:

         Upon the execution of this lease the LESSEE shall pay to the LESSOR the first months rent in the amount of $22,031.95 ($17,782.54 plus $4,249.41).

         D. CHARGE FOR TENANT IMPROVEMENTS:

         Prior to occupancy of the Premises LESSEE shall pay $12,098 to LESSOR for Tenant Improvement charges in excess of the $200,000 allowance in 4.B. above.

         E. LESSEE INSTALLED IMPROVEMENTS

         LESSEE shall acquire and install at its convenience, two items listed in the June 1, estimate of costs for Lab Furniture ($58,209.00) and BSC 4' ($8,345.00). Such installation shall be coordinated with the LESSOR's project supervisor, to avoid interference with the LESSOR's work schedule, hereunder.

5.       SECURITY DEPOSIT:

         Upon the execution of this lease, the LESSEE shall pay to the LESSOR the amount of $96,520.24 dollars, which shall along with the $10,175.00 previously paid shall be held as a security for the LESSEE's performance as herein provided and refunded to the LESSEE at the end of this lease subject to the LESSEE's satisfactorily compliance with the conditions hereof.

         On the Lease anniversary date each year, the Security Deposit, totaling $106,695.24, shall be credited to the subsequent month's rent at the rate of $21,339.05 per month.

         The Security Deposit will earn 3% simple interest, payable annually to the LESSEE.

6.       RENT ADJUSTMENT:

         A. TAX ESCALATION: If any tax year commencing with the fiscal year end 6/03, the real estate taxes on the land and buildings, of which the leased premises are a part, are in excess of the amount of the real estate taxes thereon for the fiscal year end 6/02 (hereinafter called the "Base Year"), LESSEE will pay to LESSOR as additional rent hereunder, when and as designated by notice in writing by LESSOR, 6.3 percent of such excess that may occur in each year of the term of this lease or any extension or renewal thereof and proportionately for any part of a fiscal year. If the LESSOR obtains an abatement of any such excess real estate tax, a proportionate share of such abatement, less the reasonable fees and costs incurred in obtaining the same, if any, shall be refunded to the LESSEE.

         B. OPERATING COST ESCALATION: The LESSEE shall pay to the LESSOR as additional rent hereunder when and as designated by notice in writing by LESSOR, 6.3 percent of any increase in operating expenses over those incurred during the calendar year 2001. Operating expenses are defined for the purposes of this agreement as:

         See Attached Appendicies.

         This increase shall be prorated should this lease be in effect with respect to only a portion of any calendar year.

 7.      UTILITIES:

         The LESSEE shall pay, as they become due, all bills for electricity and other utilities (whether they are used for furnishing heat or other purposes) that are furnished to the leased premises. The LESSOR agrees to provide all other utility service and to furnish reasonably hot and cold water and reasonable heat and air conditioning (except to the extent that the same are furnished through separately metered utilities or separate fuel tanks as set forth above) to the leased premises, the hallways and stairways during normal business hours on regular business days of the heating and air conditioning seasons of each year, to furnish elevator service and to light passageways and stairways during business hours, and to furnish such cleaning service as is customary in similar buildings in said city or town, all subject to interruption due to any accident, to the making of repairs, alterations, or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service, or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR's control. If the leased premises are not separately metered for Tenant electric (lights and plugs), Lessee will pay in monthly installments, as additional rent to Lessor, at the annual rate of $1.25 per rentable sq. ft. per year for Tenant electricity charges.

         LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the premises as of the commencement date of this lease. In the event LESSEE requires additional utilities or equipment, the installation and maintenance thereof shall be the LESSEE's sole obligation, provided that such installation shall be subject to the written consent of the LESSOR.

8.       USE OF LEASED PREMISES:

         The LESSEE shall use the leased premises only for the purpose of general office, research and clinical lab, and administrative use. The LESSEE uses will comply with Section 3.251 of the Zoning Ordinances of the City of Waltham which provides that "Research laboratory uses and structures shall comply with all applicable requirements of the General Ordinances of the City of Waltham and such regulations as are promulgated thereunder."

9. COMPLIANCE WITH LAWS: The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated.

10. FIRE INSURANCE: The LESSEE shall not permit any use of the leased premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE's use of the premises.

11.      MAINTENANCE:

         A. LESSEE'S OBLIGATIONS: The LESSEE agrees to maintain the leased premises in good condition, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein that is damaged by the negligence of the LESSEE or invitees of the LESSEE, acknowledging that the leased premises are now in good order and the glass whole. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the exterior of the Premises.

         B. LESSOR'S OBLIGATIONS: The LESSOR agrees to maintain the structure of the building of which the leased premises are a part in the same condition as it is at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is legally responsible.

12.      ALTERATIONS - ADDITIONS:

         A) The LESSEE shall not make structural alterations or additions to the leased premises, but may make non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE's expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

         B) (i) LESSOR agrees to construct tenant improvements, in accordance with the mutually agreeable floor plan as illustrated in Exhibit
              A. (ii) The LESSOR agrees that upon LESSEE'S request, LESSOR shall amortize the charges for the Tenant Improvements, up to a total of $200,000.00, over the lease term at an annual carrying charge of 10%. LESSOR will Amend this Lease to incorporate the amortized Tenant Improvements upon final pricing, and the LESSEE shall pay monthly, as additional rent, the monthly amortized amount. (iii) In the event the charges for Tenant Improvements exceed the

              $200,000.00 allowance, prior to occupancy LESSEE will pay the excess to LESSOR. (iv) In the event that LESSOR identifies that the charges for the requested Tenant Improvements will exceed the Allowance, LESSOR will identify the excess to LESSEE for prior review, and LESSEE shall, within five working days, accept the charges or modify the plans to reduce the costs, (v) The LESSEE may seek comparative estimates for the Tenant Improvements from a competent third party. In that event and if LESSEE demonstrates to LESSOR that the comparative estimate, was lower, but within 5% of the LESSOR's charge, LESSOR shall reduce LESSOR's charges to the comparative estimate.

13.      ASSIGNMENT - SUBLEASING:

         The LESSEE shall not assign or sublet the whole or any part of the leased premises without LESSOR's prior written consent, which consent shall not to be unreasonably withheld, and upon LESSOR's determination that the assignee or sublessee is of equal or greater financial competence and will make similar or acceptable use of the Premises. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease. See Addendum.

14.      SUBORDINATION:

         This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

15.      LESSOR'S ACCESS:

         The LESSOR or agents of the LESSOR may, at reasonable times, enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

16.      INDEMNIFICATION AND LIABILITY:

         The LESSEE shall save the LESSOR harmless from all loss and damage occasioned by the use or escape of water or by the bursting of pipes due to the negligence of the LESSEE or the invitees of the LESSEE, as well as from any claim or damage resulting from neglect in not removing snow and ice from the roof of the building or from the sidewalks bordering upon the premises so leased, or by any nuisance made or suffered on the leased premises, unless such loss is caused by the neglect of the LESSOR. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be LESSOR's responsibility.

17.      LESSEE'S LIABILITY INSURANCE:

         The LESSEE shall maintain with respect to the leased premises and the property of which the leased premises are a part comprehensive public liability insurance in the amount of 1 MILLION CSL with property damage insurance in limits of 1 MILLION CSL in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR and well as LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be canceled without at least ten (10) days prior written notice to each assured named therein.

18.      FIRE, CASUALTY - EMINENT DOMAIN:

         Should a substantial portion of the leased premises, or of the property of which they are a part be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if;

         (a) The LESSOR fails to give written notice within thirty (30) days of intention to restore leased premises, or

         (b) The LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within ninety
                  (90) days of said fire, casualty or taking.

         The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE's fixtures, property or equipment.

19.      DEFAULT AND BANKRUPTCY:

         In the event that:

         (a) The LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof; or

         (b) The LESSEE shall default in the observance or performance of any other of the LESSEE's covenants, agreement, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or

         (c) The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE's property for the benefit of creditors, then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of 15 per cent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

20.      NOTICE:

         Any notice from the LESSOR to the LESSEE relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if left at the leased premises addressed to the LESSEE, or if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. ALL rent notices shall be paid and sent to the LESSOR at 411 Waverley Oaks Road, Suite 340, Waltham, MA 02452.

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21.      SURRENDER:

         The LESSEE shall at the expiration or other termination of this lease remove all LESSEE's goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in good condition, damage by fire or other casualty only excepted. In the event of the LESSEE's failure to remove any of LESSEE's property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's expense, or to retain same under LESSOR's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22.      LATE FEES:

         LESSEE agrees that because of actual damages for a late payment or a dishonored check are difficult to fix or ascertain, but recognizing that damage and injury result therefore, LESSEE agrees that if payments of rent and other obligations are not received in hand by LESSOR five
         (5) days after the date is due, LESSEE agrees to pay liquidated damages of $100.00 plus 18% per annum on the delinquent amount from the due date. The postmark on the payment, received plus two (2) days, shall be conclusive evidence of whether the payment is delinquent. However, LESSOR is not responsible for late deliveries by U.S. Mail. LESSEE agrees to pay a liquidated damage of $25.00 for each dishonored check. In the event that two or more of the LESSEE's checks are dishonored in a 12 month period, the LESSOR, in addition to other Rights, shall have the right to demand payment by Certified Check or Money Order.

23.      OTHER PROVISIONS:

         It is also understood and agreed that

         - Attached Addendum, Appendices D, E, F and Exhibit G are part of this Agreement.

         - Attached Exhibit A-1 and A-2 constitute build out plans for administrative and lab areas to be built out by LESSOR.

         - Lessee shall have rights of first refusal on any contiguous space on the third floor within the building, subject to any prior existing rights already granted, if any.

         - Lessor and Lessee agree that so long as the Lessee is not in default under the existing lease for premises on the second floor of the building and subject to the surrender provisions of the existing lease, upon surrender of the second floor premises and occupancy of the new leased premises by the Lessee, the parties shall cancel the existing lease of 4,000 square feet on the second floor at 135 Beaver Street, Waltham, MA.

IN WITNESS WHEREOF, the said parties hereunto set their hands and seals this day of June, 2001.


Interleukin Genetics, Inc.                  Clematis LLC


---------------------------------           --------------------------------
LESSEE                                      LESSOR
Fenel Eloi, COO-CFO                         Duffy Bros. Management Company, Inc.
                                            Manager
                                            Norman J. Duffy, President.

                                    ADDENDUM



1. Lessee shall not change the color or appearance of the outside of the leased premises.

2. Lessee shall not post signs on or about the premises but Lessee shall be entitled to sign space on the premises where provided by Lessor in common with other tenants in the building.

3. The parking spaces shall not be used for dead storage of vehicles or other merchandise or material.

4. Lessee shall not keep or store any vehicles, containers, merchandise or refuse outside the leased building space.

5. Lessee shall be responsible to dispose of Lessee's own trash and refuse except for normal wastebasket trash.

6. If upon request for consent to assign or sublease and Lessor desires to resume possession of the premises, Lessor may refuse consent. In that event Lessee may then withdraw the request or elect that this lease shall terminate at a mutually agreed date and the parties hereby agree to mutually release each other from rights and obligations of this agreement as if the term of the agreement had expired at the mutually agreed date.

7. Lessee may maintain the insurance required to be carried by Lessee under blanket policy of insurance insuring Lessee and other companies affiliated with Lessee.

8. Lessor during the term shall maintain with a responsible insurance company or companies an all risk fire insurance policy with extended coverage insuring the property containing the premises against loss or damage caused by fire and other occurrence in an amount equal to the full replacement cost of the building.

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


                                 LEASE AGREEMENT
                                   APPENDIX D

                         BUILDING RULES AND REGULATIONS

1. Every reference herein to "Lessor's consent" means "prior written consent of the Lessor in each instance." No such consent shall be unreasonably delayed or withheld.

2. The sidewalk, entry, passages, elevator, and stairways shall not be obstructed by the Lessee's and shall not be used by them for any other purpose than for ingress and egress to and from their respective premises.

3. The floors and windows that receive or admit light into passageways, or into any place in said building, shall not be obstructed by any Lessee. The elevators, water closets, and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or unsuitable substances, shall be added to them.

4. No sign advertisement, or notice shall be placed on any part of the outside or inside of the building except of such color, size, and style, and in such places upon or in the building as shall be first authorized by the Lessor in writing. The Lessor shall have the right to prohibit any sign or other advertising on the building premises by any Lessee which in the reasonable judgment of the Lessor tends to impair the reputation of the building or its desirability as a building for offices or for financial, professional, or other businesses, and upon written notice from the Lessor the Lessee shall discontinue such sign or other advertising. The Lessor will place in the main hall a tablet containing the names of the tenants and the floors where their respective offices are located. Any changes, alterations or additions to such tablet when required, will be made for a Lessee by the Lessor at the cost of said Lessee. No window shades, awnings, or fixtures shall be installed or used by a Lessee without Lessor's consent.

5. No auction sales shall be conducted in the building without the Lessor's consent.

6. No Lessee shall smoke tobacco in any of the elevators. Each Lessee shall within 5 days after written notification by Lessor, institute all reasonable measures within its powers to prevent its employees or business invitees from engaging in unreasonably noisy, offensive or disruptive activities in or around the building.

7. The Lessee shall not at any time exceed floor capacity as set forth in paragraph 11 of the lease. All damage done to the building by taking in or out a safe or other heavy or bulky object, or during the time it is in or on the premises, shall be repaired at the expense of the responsible Lessee. Each Lessee is required to notify and arrange with the building superintendent when safes furniture, or like property are to be taken into or out of the building. No freight, furniture, or bulky package or matter of any description shall be carried on the elevators except as shall not by their size, weight or nature, damage the elevators and which shall be loaded and carried only with appropriate protective measures, and which elevating shall not inhibit or restrict normal pedestrian traffic.

8.       No Lessee may change any locks without the Lessor's consent.

9. No Lessee shall use any method of heating or cooling other than that provided by the Lessor, without the Lessor's consent.

10. Each Lessee shall keep the premises in a good state of cleanliness, and for such purposes shall, during the continuance of the lease, make use of the services of the janitor of the building unless other arrangements have been approved by Lessor in writing, and no tenant shall employ any person or persons other than the janitor of the building for the purpose of cleaning, or of taking charge of the premises unless other arrangements have been approved by Lessor in writing. Each Lessee agrees that the Lessor shall be in no way responsible to any Lessee for any loss of property from the premises, however occurring, or for any damage done to the Lessee's furniture or other effects by the janitor or any of his employees, unless Lessee shall establish gross negligence or willful wrongdoing by such person or persons.

11. Nothing shall be thrown out of the windows or doors or down the passages or light shafts or upon the skylights of the building or upon or into any heating or ventilating register or plumbing apparatus of the building, or be placed or left upon any outside windowsill, fire escape or other projection of the building.

12.      No animals shall be kept in or about the building.

13. No Lessee will introduce or admit into the building any telephone or telegraph wire or any other means of external communication without the Lessor's consent, other than by connection to outlets provided by the Lessor, and the Lessor reserves the right to rescind such consent at any time, in which case the Lessee agrees to remove any such wire or means, provided, that Lessor shall not restrict Lessee's means of external communication in any manner which unreasonably interferes with the operation of Lessee's business.

14. No machine or machinery of any kind other than a typewriter and standard office equipment, shall be operated on or in the building, without the Lessor's consent which consent shall not be unreasonably withheld.

15. All complaints by a Lessee shall be made in writing to the Lessor. Each tenant shall give to the Lessor's building superintendent prompt written notice of any damage known to Lessee or defect in pipes, wires, appliances, or fixtures in or about the premises and of any damage to any part of the premises.

16. Lessee shall not be permitted to use or keep in the building any kerosene, burning fluid, or other illuminating material or inflammable or explosive substance or materials, except as customary in office or computer facilities with the Lessor's consent; any such fluids kept on the premises to be stored in accordance with state and local fire regulations.

17. No Lessee shall use or permit any room or portion thereof to be used by anyone, for the purpose of lodging or sleeping therein. This is not construed to prevent children from sleeping while at Lessee's facility during business hours.

18. The Lessor reserves the right to rescind any of these rules and to make such other and further reasonable and uniform rules and regulations as in its reasonable judgment may from time to time be needful for the safety, care, and cleanliness of the building and property, and for the preservation of good order therein; such other and further rules, however, not be inconsistent with the proper and rightful enjoyment by the Lessee under the within lease of the premises.

                                 LEASE AGREEMENT

                                   APPENDIX E

                     LEGAL DESCRIPTION OF PREMISES ON WHICH
                           LEASED PREMISES ARE LOCATED
                                135 BEAVER STREET


A certain parcel of land in Waltham, Middlesex County, Massachusetts, situated on the southerly side of Waverley Oaks Road and the easterly side of Beaver Street, shown as Lot B on Plan of Land in Waltham, Mass. for Shell Oil Co., dated November 3, 1983, by United Surveyors & Engrs., Braintree, Mass., being more particularly described as follows:

Beginning at a point on the southerly side line of Waverley Oaks Road said point being 195.00 feet easterly of a point of curvature;

Thence North 51 degrees 38 minutes 25 seconds East 455.22 feet to a point; Thence South 38 degrees 21 minutes 35 seconds East 145.21 feet to a point; Thence South 51 degrees 38 minutes 25 seconds West 61.88 feet to a point; Thence South 38 degrees 21 minutes 35 seconds East 7.70 feet to a point;
Thence South 51 degrees 38 minutes 25 seconds West 43.70 feet to a point; Thence North 38 degrees 21 minutes 35 seconds West 7.70 feet to a point;
Thence South 51 degrees 38 minutes 25 seconds West 218.67 feet to a point; Thence South 38 degrees 05 minutes 10 seconds East 380.56 feet to a point; Thence South 47 degrees 29 minutes 30 seconds West 18.44 feet to a point; Thence by a curve to the right of 558.01 feet radius a length of 72.43 feet; Thence South 73 degrees 15 minutes 27 seconds West 134.01 feet to a point; Thence North 64 degrees 51 minutes 20 seconds West 144 feet to a point;
Thence by Beaver Street North 55 degrees 54 minutes 20 seconds West 292.60 feet to a point;
Thence North 31 degrees 12 minutes 09 seconds East 145.00 feet to a point; Thence North 23 degrees 28 minutes 09 seconds West 152.48 feet to a point of beginning;

Containing 162,327 square feet; said parcel is part of a 10.09 acre parcel conveyed to Grantor by Deed dated May 15, 1947 and recorded with Middlesex South District Registry of Deeds in Book 7132, Page 196.

Together with all rights, privileges and appurtenances thereto and all buildings and land improvements thereon; but subject to all easements, rights of way, reservations, restrictions and encumbrances of record, to any existing tenancies, to all zoning laws and ordinances, and to any state of facts an accurate survey or inspection of the premises would show.

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                                 LEASE AGREEMENT

                                   APPENDIX F

                           BUILDING OPERATING EXPENSES


Operating Expenses shall consist by way of example of the following items of building costs:

    - Labor, materials, supplies and services for all maintenance and cleaning of the building, its machinery and other personal property, and for maintenance, cleaning, snow removal and landscape care on the exterior of premises.

    - General supervisory and administrative expenses and management fees, on site, and properly allocable to the premises.

    -    Waste disposal

    -    License, inspection and permit fees

    - Heat, air conditioning and ventilation for the building and lighting and power for common areas.

    -    Janitorial and cleaning services

    -    Maintenance, repair and service contracts

    -    Security expenses including watchmen, guards and security services

    - Insurance including fire, casualty, general liability, property damage, etc.

    -    Legal, accounting and professional fees applicable to the premises

    - Reserves for capital replacement and improvements, up to 2% of the replacement value of capital equipment, as re-determined from time to time. However, expenditures for such capital replacements and improvements are specifically excluded.

    -    Water, sewer and general utility charges


Note: Interest and amortization of mortgage debts of Lessor are specifically excluded from building operating expenses.

         Charges for services provided by parties related to Lessor shall not exceed the prevailing rates charged by outside parties for those goods and services.

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                                 LEASE AGREEMENT
                                   APPENDIX G
                                CLEANING SCHEDULE


NIGHTLY Between the hours of 5:00 p.m. and 6:00 a.m. Monday through Friday, Legal Holidays excepted

1.       Clean Lavatories as follows:

         (a)      Sweep and wash floors, using a disinfectant in wash water.
         (b) Wash and polish all mirrors, powder shelves, bright work, and enamel surfaces.
         (c) Thoroughly scour, wash and disinfect all basins, bowls, and urinals.
         (d)      Wash and disinfect all toilet seats, both sides.
         (e) Wash all partitions, tile walls, towel, paper, and sanitary napkin dispensers, and receptacles, as required.
         (f)      Empty and clean paper towel and sanitary disposal receptacles.
         (g) Fill toilet tissue holders, soap dispensers and towel dispensers, materials to be furnished by lessor.

2.       Empty and clean all waste receptacles, ashtrays and sand urns

3.       Wash clean and disinfect all water fountains and water coolers.

4. Remove rubbish and trash from Lessee's premises resulting from business office use, but this shall not include manufacturing or product packaging materials, the removal of which is Tenant's responsibility.

5.       Vacuum Lessee's carpeted areas as needed.

6. Damp mop floors in entrance foyers, elevator lobbies, and public corridors if applicable.

7. Wet sponge wipe table tops in Lessee's employee lounge, including cleaning of any spills, if applicable.

8.       Keep sidewalks, and parking area clean and rubbish free.

WEEKLY

1.       Damp mop all uncarpeted areas.

2.       Keep lawn and landscaping properly maintained, if applicable.

MONTHLY

1.       Clean air conditioning grilles and filters as required.

ANNUALLY

1.       Wash all windows inside and out.

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NOTE:

Lab areas and specialized sections to be omitted.


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